UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

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☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

Consolidated-Tomoka Land Co.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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On April 8, 2009, Consolidated-Tomoka Land Co. began mailing the following brochure to its shareholders:

Main Menu Home Vote The issues Director Candidates Performance Counts Our Strategy Shareholder Proposals Contact Us Downloads -fight letter -shareholder Mailer -2008 Annual Report -Proxy Other Information CTO’s SEC Filings CTO’s Website Safe Harbor Safe harbor Statement Vote The Issues Review Director Candidates Our Strategy Your vote is important. Please take a moment to SIGN, DATE and Promptly MAIL your WHITE proxy card, or click the VOTE button to vote online. History of Responsiveness Performance Counts Shareholder Proposals

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Safe Harbor Statement

WINTERGREEN IS TRYING TO TAKE CONTROL OF BOARD

Without just reason, Wintergreen has targeted:

- **Gerald DeGood, Audit Committee Chairman;**
- **James Gardner, Compensation Committee Chairman; and**
- **William Voges, Co-Lead Director**

all outstanding independent directors with proven long term vision, leadership and techinical expertise.

- Compare the nominees backgrounds - the Wintergreen candidates do not have the same long-term related experience and expertise to match our incumbent directors. **Click here to compare the director candidates.**
- The loss of these three key directors during the current unprecedented real estate challenges would harm the Company since the new directors would require significant "on the job" training.
- The Company's Governance Committee and Senior management met with all five Wintergreen nominees. The Board selected Jeffry Fuqua and John Allen as the most qualified and is endorsing both to fill the two expanded board seats.
- Assuming both are elected, Wintergreen will then have two of eleven board seats.
- **Click here to compare the director candidates.**

To continue our successful business plan, the Board recommends you vote FOR our recommended directors on the WHITE proxy card.



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WINTERGREEN IS TRYING TO CHANGE OUR SUCCESSFUL BUSINESS PLAN

Specifically, Wintergreen has at various times advocated:

- **Abandoning our 1031 tax-deferred reinvestment strategy.** Our successful business strategy has allowed the Company to remain profitable with a strong balance sheet and little debt, positioning the Company to significantly outperform most if not all of its peer group during the current recession;
CLICK HERE TO READ WHY THIS WOULD BE HARMFUL

- **Discontinuing land sales** in favor of self-development or land leases of our properties;
CLICK HERE TO READ WHY THIS WOULD BE DEVESTATING

- **Suspending the quarterly dividend** in spite of the fact that some of our investors require a dividend to continue to own our stock; and
CLICK HERE TO SEE THE CONSEQUENCES

- **Pursuing an aggressive stock repurchase program in July 2006, while our share price was trading in the mid-$50 range and increasing in value**, an action that would have increased debt because all available funds were needed for income property investments, investments in roads, and other infrastructure that would increase shareholder value.
CLICK HERE TO READ WHY THE TIMING WAS WRONG

Wintergreen's suggestions to date would have damaged shareholder value.

Other companies are beginning to adopt elements of our business plan, yet Wintergreen wants us to go backwards by using a plan that DOES NOT WORK.

To continue our successful business plan, the Board recommends you vote FOR our recommendeddirectors on the WHITE proxy card.

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Main menu Home Vote The Issues Director Candidates Performance Counts Our Strategy Shareholder Proposals Contact Us Downloads—Fight Letter—Shareholder Mailer—2008 Annual Report—Proxy Other Information CTO’s SEC Filings CTO’s Website Safe Harbor Safe Harbor Statement WINTERGREEN IS TRYING TO CHANGE OUR SUCCESSFUL BUSINESS PLAN In 1999, the Company adopted a unique business plan that defers paying income taxes and reinvests 100% of the proceeds of qualifying sales into income producing properties designed to produce stables earnings even during today’s depressed real estate market. The 1031 process also allows the Company to postpone, hopefully indefinitely, the related income taxes and reinvest 100% of the gross proceeds of qualifying sales. To achieve the equivalent after-tax returns from the 1031 process. Alternative investments would need to yield a safe return of about 40% greater. In the last five years, approximately $5 million in low basis agricultural land was converted into $82 million in income properties on our balance sheet. Income producing commercial properties with superior locations have historically performed well as a hedge against inflation. The wisdom of our business model is evident when one compares our 2007 and 2008 operating results with our industry peers. Back

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History of Responsiveness

Consolidated Activity	Outcome
April 2007: Board appoints Wintergreen candidate	Individual resigned after 11 months
October 2007: Board seeks to appoint second Wintergreen candidate	Individual could not serve due to conflicts with Board meeting dates
November 2008: Board offers to fill vacancy with Wintergreen nominee and appoint one additional Wintergreen nominee	Wintergreen rejects proposed settlement agreement, making excessive and unreasonable demands
January 2009: Board nominates two Wintergreen nominees to expanded Board of 11	Wintergreen initiates seeking proxy contest to gain 5 seats on Board of 11 through
2007 – 2009: Company engages in extensive dialogue and provides tens of thousands of documents to Wintergreen	Wintergreen continues excessive demands and files suit over records of no relevance to shareholders

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Main Menu Home Vote The Issues Director Candidates Performance Counts Our Strategy Shareholders Proposals Contact Us Downloads Fight Letter Shareholder Mailer 2008 Annual Report Proxy Other Information CTO’s SEC Filings CTO’s Website Safe Harbor Safe Harbor Statement Linda Loomis Shelley Class I Jeffry B. Fuqua Class II John J. Allen Class III Gerald L. Degood Class III James E. Gardner Class III Willam J.Voges Class III Dianne M. Neal Class III Francis G. O’Connor Class III Allen C. Harper Class III Vote Your vote is important. Please take a moment to SIGN DATE and promptly MAIL your WHITE proxy card, or click the VOTE Button to vote online. We recommend you DO NOT VOTE the GREEN proxy card DON’T LET WINTERGREEN TAKE CONTROL OF YOUR BOARD Director Candidates Click the name of a director candidate on the left to review that candidate’s qualifications. List of current Board of Directors Back to Home

Main Menu Home Vote The Issues Director Candidates Performance Counts Our Strategy Shareholders Proposals Contact Us Downloads Fight Letter Shareholder Mailer 2008 Annual Report Proxy Other Information CTO’s SEC Filings CTO’s Website Safe Harbor Safe Harbor Statement Name: Linda Loomis Shelley Class: Director (Class I) since 2008 Info: Ms. Shelley (age 57) is an attorney and, since 2001, a shareholder in the law firm of Fowler White Boggs, P.A. She also chairs her firm’s business law department. She received a B.S. from the University of Florida and her J.D. from the University of Florida’s Levin College of Law. Ms. Shelley has served as a Director of CTO since 2008. Related Experience: Ms Shelley previously held the position of Secretary of the Department of Community Affairs, which is the agency that has oversight of comprehensive land planning in Florida. She has extensive experience in regulatory matters applicable to permitting and land development and has numerous contacts with state agencies. General Experience: Ms. Shelley is a member of the board of Trustees of the University of Florida law Center Association and a member of the Board of Trustees of Florida Tax Watch. She has also held several prominent positions in the government of the State of Florida, including General Counsel to Governor Bob Graham and Chief of Staff to Governor Lawton Chiles. Running Opposed: Running unopposed Proposed By: CTO Board of Directors Recommended by: CTO Board of Directors Vote Your Board recommends you vote FOR LINDA LOOMIS SHELLEY on the WHITE proxy card.

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Name:	**Jeffry B. Fuqua**
Class:	Director Nominee (Class II)
Info:	Mr. Fuqua (age 63) has been the President of Amick Construction Co., Inc. since 1977. Amick Construction Co., Inc. is a highway, heavy construction, and land development company. Mr. Fuqua is a graduate of the University of Miami with a B.A. in Philosophy (minor in Mathematics), an M.S. and a Ph.D. in Mathematics.
Related Experience:	Mr. Fuqua has considerable experience in land development and heavy construction.
General Experience:	Mr. Fuqua currently serves a chairman of the Greater Orlando Aviation Authority (Orlando International Airport), Chairman of the Boards of Directors for Liberty Bancorporation and Orlando National Bank. He also has extensive business and political contacts throughout Florida.
Running Opposed:	Running unopposed
Proposed By:	Wintergreen
Recommended by:	CTO Board of Directors

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Your Board recommends you vote FOR JEFFRY B. FUQUA on the WHITE proxy card.

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Main Menu Home Vote Director Candidates Performance Counts Our Strategy Shareholder Proposals Contact Us Downloads -Fight Letter -Shareholder Proposals -2008 Annual Report -Proxy Other Information CTO’s SEC Filings CTO’s Website Safe Harbour Safe Harbour Statement Name: John J.Allen Class: Director Nominee (Class III) Info: Mr. Allen (age 56) has been the President of Allen Land Group, Inc. a Florida based commercial real estate brokerage company since 1994. Allen Land Group, Inc. is also involved in real estate development, permitting and financial analysis. Since 1995, he has also been the President of Mitigation Solutions, Inc., a wetlands mitigation land bank, Mr. Allen received a B.S. in Agricultural Economics from Cornell University. Related Experience: Mr. Allen is experienced in real estate transactions, real estate development and permitting, and financial analysis. General Experience: Mr. Allen is a Trustee of the University of North Florida Foundation. He also has experience in wetlands mitigation and commercial lending. Running Opposed: Running for one hour of four seats in Class III Proposed By: Wintergreen Recommended by: CTO Board of Directors Vote Your Board recommends you vote FOR JOHN J.ALLEN on the WHITE proxy card. Back

Main Menu Home Vote The Issues Director Candidates Performance Counts Our Strategy Shareholder Proposals Contact Us Downloads—Fight Letter—Shareholder Mailer—2008 Annual Report—Proxy Other Information CTO’s SEC Filings CTO’s Website Safe Harbor Safe Harbor Statement Name: Gerald L.DeGood Class: Director (Class III) since 2004. Info: Mr. DeGood (age 66) has been a consultant since 1999. He was a partner of Arthur Anderson, LLP from 1964 Until his retirement in July 1999. Mr. DeGood graduated From Ohio State University with a B.S. in Accounting. Mr. DeGood has served as a Director of CTO since 2004 And as Chairman of CTO’s Audit Committee since 2004. Related Experience: Mr. DeGood has over forty years of public accounting Experience serving as an engagement partner for Numerous public company clients and on public offerings Of securities, Including initial public offerings. His accounting experience is primarily in real estate, Construction, agribusiness, and manufacturing industries. Additionally, Mr. DeGood meets the current standard of Requisite financial management expertise as required by The NYSE Amex and is an audit committee financial Expert as defined in the rules of the SEC. General Experience: Mr. DeGood has other public company board experience, Having formerly served as a director or Bairnco, Inc., a Provider of industrial and commercial products, until its Acquisition in 2007. Running Opposed: Running for one of four seats in Class III Proposed By: CTO Board of Directors Recommended By: CTO Board of directors Vote Yours Board recommends you vote FOR GERALD L. DeGOOD On the WHITE proxy card.

Main Menu Home Vote The Issues Director Candidates Performance Counts Our Strategy Shareholder Proposals Contact Us Downloads Fight Letter Shareholder Mailer 2008 Annual Report Proxy Other Information CTO’s SEC Filings CTO’s Website Safe Harbor Safe Harbor Statement Name: James E. Gardner Class: Director (Class III) since 2005 Info: Mr. Gardner (age 70) was the President and chief Executive Officer of ITT Community Development Corp. From 1978 until his retirement in 2000. Mr. Gardner is a Graduate of the University of Mississippi with a B.S. in Civil Engineering. He has served as a Director of CTO Since 2005 and currently serves as the chairman of CTO’s Compensation Committee and as a member of CTO’s Governance Committee. Related Experience: Mr. Gardner was vice President of Lehigh Acres Development company, a real estate development Business in florida, before joining ITT Community Development Corporation, also a florida real estate development business. At ITT community development Development business. At ITT Community Development Corporation, he oversaw the development of Palm Coast, A master planned community with a current population of Over 60,000 residents. General Experience: Early in Mr. Gardner’s career, he worked in the public Sector culminating in his positions as City Engineer and Public Works Director for the City of Fort Myers, Florida. He is a former trustee of Daytona State College and a Former director of Pinnacle Bank. He is also a past Chairman of the State of Florida’s Economic Development Advisory Council. Running Opposed: Running for one of four seats in Class III Proposed By: CTO Board of Directors Recommended By: CTO Board of Directors Vote Your Board recommends you vote FOR JAMES E. GARDNER On the WHITE Proxy card

Main Menu Home Vote The Issues Director Candidates Performance Counts Our Strategy Shareholder Proposals Contact Us Downloads—Fight Letter—Shareholder Mailer—2008 Annual Report—Proxy Other Information CTO’s SEC Fillings CTO’s Website Safe Harbor Safe Harbor Statement Name: William J.Voges Class: Director (Class III) since 2001 Info: Mr. Voges (age 54) has been the President and Chief Executive Officer (since 1996) and General Counsel (since 1990) of the Root Organization, a private investment company with diversified holdings including real estate. Mr. Voges graduated from Stetson University with a B.A. in Business Administration and received his J.D. from Stetson University’s College of Law. Mr. Voges has served as a Director of CTO since 2001. He is also a member of CTO’s Executive Committee, Audit Committee, and is an independent Lead Director. Related Experience: At the Root Organization, Mr. Voges is responsible for the oversight and management of a diversified financial portfolio. The Root Organization actively manages and develops real estate investments, including the leasing and property management of office buildings, shopping centers, and other real estate investments. General Experience: Mr. Voges previously served on the Boards of Cypress Coquina Bank of Volusia/Flagler Counties and Costa Del Mar. He currently serves on the Professional Board of Advisors for Stetson University’s Family Enterprise Center. Running Opposed: Running for one of four seats in Class III Proposed By: CTO Board of Directors Recommended by: CTO Board of Directors Vote Your Board recommends you vote FOR WILLIAM J. VOGES On the WHITE proxy card.

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Name:	Dianne M. Neal
Class:	Wintergreen Nominee Class III
Info:	Ms. Neal (age 49) is a member of the Board of Directors of Metavante Technologies, Inc. and the Reynolda House Museum of American Art. She has MBA and B.S. degrees in Accounting, both from the Bryan School of Business at the University of North Carolina at Greensboro.
Related Experience:	Ms. Neal served as Vice President of Investor Relations of R.J. Reynolds Tobacco Holdings.
General Experience:	Ms. Neal joined Reynolds Tobacco in 1988 and, since 1999, she has held executive positions with R.J. Reynolds Tobacco Holdings, Inc. and R.J. Reynolds Tobacco Company. Prior to her retirement, Ms. Neal was named the Executive Vice President and Chief Financial Officer of Reynolds American, Inc. at its creation (a position she held from August 2004 until March 2008).
Running Opposed:	Running for one of four seats in Class III
Proposed By:	Wintergreen
Recommended by:	NOT RECOMMENDED BY CTO BOARD OF DIRECTORS
	X

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Name:	**Francis G. O'Connor**
Class:	Wintergreen Nominee Class III
Info:	Mr. O'Conner (age 43) established Putnam Consultants, LLC, Greenwich, CT, in 2005. He holds an MBA in Management/International Business and a B.S. in Finance, both from the NYU Stern School of Business.
Related Experience:	Mr. O'Connor has a background in banking and finance.
General Experience:	Mr. Connor's business, Putnam Consultants, LLC, assists bank clients with a broad range of projects involving banking systems and risk management. From May 1995 to August 2005, Mr. O'Connor held several positions with JP Morgan Chase Bank, N.A., most recently as a credit executive in investor services and, prior to May 1995, he worked for the Federal Reserve Bank of New York
Running Opposed:	Running for one of four seats in Class III
Proposed By:	Wintergreen
Recommended by:	**NOT** RECOMMENDED BY CTO BOARD OF DIRECTORS
	X

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Name:	**Allen C. Harper**
Class:	Wintergreen Nominee Class III
Info:	Mr. Harper (age 63) has been the Chief Executive Officer of the American Heritage Railways, Durango CO, since 1998. He is Chairman Emeritus of Esslinger Wooten Maxwell Realtors.
Related Experience:	Beginning in 1984, Mr. Harper was principally employed as Chairman and President of First Reserve, Inc., the holding company for Esslinger Wooten Maxwell Inc., a Florida residential and commercial real estate brokerage and management firm. Mr. Harper is an active commercial real estate investment properties broker.
General Experience:	Mr. Harper is presently a Director for the Fort Lewis College Foundation. He previously served several terms as Chairman of the Board and as a Director on the Tri-County Rail Authority (a state-owned commuter railroad) and when Tri-County Rail Authority was incorporated into the South Florida Regional Transportation Authority, Mr. Harper was elected its chairman in 2004. Mr. Harper was a Director of Florida East Coast Industries, Inc., a railroad and real estate company, for twelve years and he was also appointed to the Miami-Dade Expressway Authority Board.
Running Opposed:	Running for one of four seats in Class III
Proposed By:	Wintergreen
Recommended by:	**NOT** RECOMMENDED BY CTO BOARD OF DIRECTORS

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To Protect your Investment Main Menu Home Vote The Issues Director Candidates Performance Counts Our Strategy Shareholder Proposals Contact Us Downloads Fight letter Shareholder Mailer 2008 Annual Report Proxy Other Information CTO’S SEC Filings CTO’S Website Safe Harbor Safe Harbor Statement We believe that our results during the past two difficult years illustrate the wisdom of this strategy and the commitment of your Board to do what is right and act in the best interest of all of the Company’s shareholders. Since we implemented our Business Plan, our stock price has grown by over 10% annually – or 170% over a ten-year period! Book Value Per Share has increased by 10.5% + annually and 170%+ Book Value Per Share Since Inception of Business Plan 1999 – 2008 170%+ Increase in Shareholder Value Over 10 Years 10%+ annual growth $23.00 $21.00 $19.00 $17.00 $15.00 $13.00 $11.00 $9.00 $7.00 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 source: company financials source: company financials Safe Harbor Statement Even during the current recession, our Business Plan creates profitability! In the past, Wintergreen has suggested we change our Business Plan WHY? To continue our successful business plan, the Board recommends you vote FOR our recommended directors on the WHITE proxy card. Basic EPS for 2007 & 2008 Industry Peers CTO TRC JOE TPGI OKRG APO ALCO1 BRER CALC WCI MXM 2007 2008 We Have Outperformed Our Industry Peers During the Current Recession 2007 2008 $2.50 $2.00 $1.50 $1.00 $0.50 $0.00 ($0.50) ($1.00) ($1.50) ($2.00) ($2.50) Notes: 1. Excludes one-time tax benefit in Q2 2006 of $5.6m source company financials SEC filings

Main Menu Home Vote The Issues Director Candidates Performance Counts Our Strategy Shareholder Proposals Contact Us Downloads Fight letter Shareholder Mailer 2008 Annual Report Proxy Other information CTO’s SEC Filings CTO’s Website Safe Harbor Safe Harbor Statement CTO ADOPTED COMPANY STRATEGY Increase long-term shareholder value by maximizing the appreciation in value of the Company’s agricultural land holdings, accelerating the rate of annual sales, and converting sales proceeds into a stable long-term income stream by acquiring quality income properties, and through the Self-development of select income properties on its Daytona Beach lands. Business Strategy The Wisdom of our Business Model Annual Evolution of Business Plan To continue this successful business plan, the Board recommends you vote FOR our recommended directors on the WHITE proxy card. Vote Back to Home

Value Over 10 Years 10% + annual growth Safe Harbor Safe Harbor Statement $17.00 $15.00 $13.00 $11.00 $9.00 $7.00 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Source: company financials Back to Strategy Basic EPS for 2007 & 2008 Industry Peers CTO TRC JOE TPGI OKRG APO ALCO1 BRER CALC WCI MXM We Have Outperformed Our Industry Peers During the Current Recession Note: 1. Excludes one time tax benefit in Q2 2006 of

Main Menu Home Vote The Issues Director Candidates Performance Counts Our Strategy Shareholder Proposals Contact US Downloads—Fight Letter—Shareholder Mailer—2008 Annual Report—Proxy Other Information CTO’s SEC Filing CTO’s Website Safe Harbor Safe Harbor statement Annual Evolution of Business Plan 2003 Board approved expansion of the 1031 reinvestment portfolio into the Southeastern United States. 2005 Board approved commencement of self-development and retention of ownership of selected income properties located on our Daytona Beach land holdings. Board approved, as a holding strategy, the conversion of all of its timber lands into hay production. 2007 Board approved the use of non-recourse borrowing on select net-leased acquisitions if it improved the Company’s rate of return. Board directed management to institute a long-range plan to identify and high-develop, build to suit-lease back, or land lease, to be retained long-term in the Company’s portfolio. 2008 Our business strategy proves itself as the Company remains profitable and outperforms most of its peers. Back to Strategy

Main Menu Home Vote The Issues Director Candidates Performance Counts Our Strategy Shareholders Proposals Contact Us Downloads Fight Letter Shareholder Mailer 2008 Annual Report Proxy Other Information CTO’s SEC Fillings CTO’s Website Safe Harbor Safe Harbor Statement Wintergreen’s objective is to gain control of the Board as soon as possible without paying any change-in-control premium to the Company’s other shareholders and to change our successful business plan RATIFICATION OF ACCOUNTING FIRM CTO BELIEVES Audit Committee has appointed KPMG LLP to serve for year ending December 31, 2009. Good corporate governance favours shareholder ratification of appointment. OUR RATIONALE Although applicable law does not require shareholder ratification of the appointment of KPMG LLP to serve as our independent registered public accounting firm (for more information, please see Pages 38 and 39 of our definitive proxy statement), we have decided to ascertain the position of our shareholders on the appointment. After careful evaluation of this proposal, your board recommends you vote for this proposal on the WHITE proxy card. Vote Back (c) 2009 Consolidated-Tomoka land Co. All rights reserved. The material contained herein may not be published, rewritten or redistributed without the express permission of Consolidated-Tomoka Land Co.

repurchase stock at lower prices to minimize capital requirements. CTO’s SEC Filings CTO’s Website Safe Harbor Safe Harbor Statement Classified boards protect against undue influence of minority shareholders. OUR RATIONALE The ownership of our Daytona Beach lands, requires long-term strategies and planning to allow the Company to maximize shareholder value. The current classified board structure allows our Board to focus on the long-term success of the Company. In this real estate downturn, Board Stability, continuity and experience are important to the success of the Company. In depth knowledge and understanding of our business plan and operations are critical to test our plan in the current economic environment. We believe that Wintergreen wants to gain control of the Company. A Classified board provides valuable leverage to deliver shareholder value in a potential takeover situation. Further, a classified board structure protects against the undue influence of minority shareholders who wish to serve their needs and not the best interests of all shareholders. We are committed to good corporate governance but we do not believe that corporate governance is a one-size-fits-all concept. While many companies have declassified boards, just as many do not. We believe our business, and our operations are best served by a classified board to deliver maximum shareholder value. For more information on our nominees, please see pages 40-41 of our definitive proxy statement and our Fight Letter. After careful evaluation of this proposal, your Board recommends you vote AGAINST this proposal on the WHITE proxy card. X Vote 2009 Back Consolidated-Tomoko land Co. All rights reserved. The material contained herein may not be published. Rewritten or redistributed without the express permission of Consolidated-Tomoka Land Co.

Main Menu Home Vote The Issues Director Candidates Performance Counts Our Strategy Shareholder Proposals Contact US Downloads—Fight Letter—Shareholder Mailer—2008 Annual Report—Proxy Other Information CTO’s SEC Filings CTO’s Website Safe Harbor Safe Harbor statement Chairman/CEO Succession History 1987—2009 Highlights Indicate Combined Chairman/CEO During Succession Periods Year President/CEO Chairman 1987 D. O’Keeffe D. Peterson 1988 D. O’Keeffe D. Peterson 1989 D. Peterson D. Peterson March 1990 B. Allen D. Peterson 1991 B. Allen D. Peterson 1992 B. Allen D. Peterson 1993 B. Allen D. Peterson 1994 B. Allen D. Peterson 1995 B. Allen D. Peterson 1996 B. Allen D. Peterson 1997 B. Allen D. Peterson April 1998 B. Allen B. Allen 1999 B. Allen B. Allen 2000 B. McMunn B. Allen 2001 B. McMunn B. Allen 2002 B. McMunn B. Allen 2003 B. McMunn B. Allen 2004 B. McMunn B. Allen 2005 B. McMunn B. Allen 2006 B. McMunn B. Allen 2007 B. McMunn B. Allen April 2008 B. McMunn B. McMunn 2009 B. McMunn B. McMunn Source: company filings & internal documents Back

Vote to Protect your Investment Consolidated Tomoka Main Menu Home Vote The Issues Director Candidates Performance Counts Our Strategy Shareholder Proposals Contact Us Downloads—Fight Letter—Shareholder Mailer—2008 Annual Report—Proxy Other Information CTO’s SEC Filings CTO’s Website CONSOLIDATED-TOMOKA LAND CO. Po Box 10809 Daytona Beach, FL 32120 Phone: (386) 274-2202 Fax: (386) 274-1223 Enter your Name: E-mail address: Message Subject: Enter Your Message: E-mail a copy of this message to your own address. send